UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 3, 2015

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 3, 2015, Gaiam, Inc. (“Gaiam”) held its 2015 annual meeting of shareholders. Gaiam’s shareholders elected all nominees named in the proxy statement for the annual meeting to Gaiam’s board of directors, each to serve until the next annual meeting of shareholders to be held in 2016 or until successors are duly elected and qualified, with the following vote:

	For	Withheld	Broker Non-Votes
Jirka Rysavy	65,052,481	3,379,284	—
Lynn Powers	65,052,557	3,379,208	—
James Argyropoulos	65,568,883	2,862,882	—
Kristin Frank	65,570,681	2,861,084	—
Chris Jaeb	65,545,716	2,886,049	—
Wendy Schoppert	65,512,892	2,918,873	—
Paul Sutherland	65,568,709	2,863,056	—
Michael Zimmerman	65,544,194	2,887,571	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Stephen J. Thomas
Stephen J. Thomas
Chief Financial Officer

Date: December 9, 2015